SWDocID

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              June 17, 2003




                              ALBEMARLE CORPORATION
               (Exact Name of Registrant as Specified in Charter)



        Virginia                        1-12658                54-1692118
    ----------------               ----------------         ----------------
(State or Other Jurisdiction         (Commission             (IRS Employer
  of Incorporation)                   File Number)         Identification No.)



330 South Fourth Street, Richmond, Virginia            23219
-------------------------------------------            -----
(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code - (804) 788-6000 Registrant's website address: www.albemarle.com


Former name or former address, if changed since last report - N/A

Item 5  Other Events and Regulation FD Disclosure.

         On June 17, 2003, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1.



      Exhibit

       99.1           Albemarle Corporation press release dated June 17, 2003.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


Date: June 19, 2003                             ALBEMARLE CORPORATION


                                              /s/ ROBERT G. KIRCHHOEFER
                                               ------------------------
                                                 Robert G. Kirchhoefer
                                         Treasurer and Chief Accounting Officer

                                  EXHIBIT INDEX

Exhibit No.

  99.1                 Albemarle Corporation press release dated June 17, 2003.